Off-balance sheet arrangements	12 Months Ended
Dec. 31, 2022
Off-balance sheet arrangements
Off-balance sheet arrangements

29. Off-balance sheet arrangements

CONTRACTUAL OBLIGATIONS AND COMMITMENTS

On December 31, 2022, we had outstanding obligations for future purchase commitments, which become due as follows:

	Total	Less than 1 year	1 - 3 years	3 - 5 years	More than 5 years

			(Euro, in thousands)

Purchase commitments	€398,627	€240,237	€136,560	€20,797	€1,032

In addition to the tables above, we have a contractual cost sharing obligation related to our collaboration agreement with Gilead for filgotinib. The contractual cost sharing commitment amounted to €281.6 million at December 31, 2022 (€369.9 million at December 31, 2021 and €493.4 million at December 31, 2020), for which we have purchase commitments of €217.3 million at December 31, 2022 reflected in the above table (€169.6 million at December 31, 2021, €18.1 million at December 31, 2020).